SCHEDULE 14A INFORMATION

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            FOREVER ENTERPRISES, INC.

                      (f/k/a Lincoln Heritage Corporation)
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable

      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:
         5)   Total Fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check  box  if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                     [Forever Enterprises, Inc. Letterhead]




                                 April 18, 2000

Dear Fellow Shareholders:

         Our 2000 Annual Meeting of Shareholders will be held at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105, at 10:00 a.m., local time, on Thursday, May 18, 2000. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at our annual meeting.

         We cordially invite you to attend the annual meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the annual meeting.

                                                   Sincerely,

                                                   BRENT D. CASSITY
                                                   Chief Executive Officer

                            FOREVER ENTERPRISES, INC.
                               10 South Brentwood
                                    Suite 340
                             Clayton, Missouri 63105
                                 (314) 726-3371


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD THURSDAY, MAY 18, 2000

         Approximate Date of Mailing to Security Holders: April 18, 2000

Dear Shareholder:

         The Annual Meeting of Shareholders of Forever Enterprises, Inc. (formerly known as Lincoln Heritage Corporation), a Texas corporation, will be held at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105, on Thursday, May 18, 2000, at 10:00 a.m. local time, for the following purposes:

         1.       To elect two (2) members of our board of directors; and

         2. To consider and act upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

         Our board of directors has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

         The accompanying Proxy Statement sets forth important information and is deemed incorporated by reference herein.

                                             By Order of the Board of Directors,

                                             Howard A. Wittner
                                             Secretary

April 18, 2000

Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                            FOREVER ENTERPRISES, INC.
                               10 South Brentwood
                                    Suite 340
                             Clayton, Missouri 63105
                                 (314) 726-3371


                                 PROXY STATEMENT

                    For Annual Meeting of Shareholders to be
                         Held on Thursday, May 18, 2000

                                -----------------

                                     GENERAL

         This proxy statement is furnished to the shareholders of Forever Enterprises, Inc. (formerly known as Lincoln Heritage Corporation), a Texas corporation, in connection with the solicitation of proxies for use at our 2000 annual meeting of shareholders to be held at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105, at 10:00 a.m. local time, on Thursday, May 18, 2000, and at any adjournment or postponement of the annual meeting, for the purposes described in the accompanying notice of annual meeting of shareholders.

         Your proxy is being solicited by our board of directors. This proxy may be revoked at any time by you before it is voted if you file a written notice of revocation or a later-dated proxy with our corporate secretary at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not of itself revoke a proxy. Proxies that are properly executed, timely received and not revoked will be voted in the manner you indicate on the proxy at the annual meeting or at any adjournment or postponement of the annual meeting.

         This proxy statement, the notice of annual meeting and the accompanying proxy were first mailed to you on or about April 18, 2000. We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

         Only shareholders of record at the close of business on April 14, 2000 are entitled to notice of, and to vote at, the annual meeting. On such date there were 6,933,259 shares of common stock, $.01 par value, issued and outstanding. The holder of each outstanding share of common stock is entitled to one vote on each matter to be acted upon at the annual meeting. Shares subject to abstentions will be treated as shares that are present at the annual meeting for purposes of determining the presence of a quorum and as voted for the purposes of determining the base number of shares voted on any proposal. If a broker or other nominee holder indicates on the proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as present at the annual meeting for purposes of determining the presence of a quorum and will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.

         Cumulative voting is not permitted in the election for directors. Each duly-executed proxy in the form enclosed will be voted "FOR" all nominees listed on such proxy, unless otherwise directed in the proxy. If you give us a proxy in the form enclosed but withhold authority to vote for one or more of the nominees listed on the proxy, the number of votes represented by your proxy will be voted for each of the remaining nominees.

                          ITEM I. ELECTION OF DIRECTORS

         Two individuals will be elected at the annual meeting to serve as Class II directors for a term of three years. The two nominees receiving the greatest number of votes at the annual meeting will be elected.

         The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the board of directors for the election of Randall K. Sutton and John J. Gorman as Class II directors, except as otherwise directed by the shareholder on the proxy. Messrs. Sutton and Gorman currently are directors. If for any reason Mr. Sutton or Mr. Gorman becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the board of directors.

         The board of directors  recommends a vote "FOR" the election of Randall
K. Sutton and John J. Gorman as Class II directors.

         The name, age, principal occupation or position and other directorships with respect to Messrs. Sutton and Gorman and the other directors whose terms of office will continue after the annual meeting are described below.

                 Class II Nominees - To be Elected For a Term of

                          Three Years Expiring in 2003

         Randall K. Sutton, 54, has served as a member of our board of directors and a vice president of our company since 1996 and as our chief financial officer since March 2000. Mr. Sutton also serves as a member of the board of directors of Memorial Service Life Insurance Company and Lincoln Memorial Life Insurance Company, each a subsidiary of our company. Mr. Sutton also currently is the chief financial officer of National Prearranged Services, Inc., an affiliate of our company. During his 18-year tenure with National Prearranged Services, Mr. Sutton also has managed investments for several affiliated companies.

         John J. Gorman, 39, has served as a member of our board of directors since August 1999. Mr. Gorman has served as the chairman of the board and chief executive officer of Tejas Securities Group, Inc., an investment banking firm located in Austin, Texas since July 1995, and served as its president from April 1995 to July 1997. Mr. Gorman also has served as the chairman and chief executive officer of Westech Capital Corp., the parent company of Tejas Securities Group, since August 1999.

                  Class III - To Continue in Office Until 2001

         Brent D. Cassity, 33, has over ten years experience with the death care memorialization industry. Mr. Cassity has been president and chief executive officer of Forever Network, Inc. since 1991, supervising its cemetery and internet divisions. In addition, prior to 1997, Mr. Cassity served as the executive in charge of marketing operations for National Prearranged Services, Inc. Mr. Cassity has served as a director of our company since 1996 and served as chairman of our board of directors from September 1997 until March 2000. In March 2000, Mr. Cassity was appointed our chief executive officer. Mr. Cassity also serves as a member of the board of directors of each of Memorial Service Life Insurance Company and Lincoln Memorial Life Insurance Company.

         Howard A. Wittner, 63, became a director of our company in September 1997 and, in March 2000, Mr. Wittner was appointed chairman of our board of directors and as corporate secretary. For more than the past five years, Mr. Wittner has been a senior partner practicing corporate and business law through his firm Wittner, Poger, Spewak, Maylack & Spooner, P.C., St. Louis, Missouri. His professional memberships include the Bar Association of Metropolitan St. Louis, The Association of Trial Attorneys and the Missouri Defense Lawyers
Association. Mr. Wittner has served as counsel for our company and its affiliates for more than the past five years.

                   Class I - To Continue in Office Until 2002

         Paul J. Gallant, 66, became a director in October 1998. Mr. Gallant has served as president of PJG & Associates, a consulting firm specializing in forensic accounting since September 1996. Prior thereto, Mr. Gallant was chief operating officer of International Food Products Corporation in St. Louis, Missouri from January 1993 to September 1996. Mr. Gallant is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Substantially all of the life insurance policies issued by our insurance company subsidiaries are issued to fund prearranged funeral contracts that are sold by National Prearranged Services and National Prearranged Services Agency, Inc. National Prearranged Services is an affiliated company that collects all payments for prearranged funeral contracts and remits such amounts to us either directly or through assumed reinsurance.

         In connection with issuing insurance policies to fund prearranged funeral contracts, except in Missouri, the individual owner of the policy assigns the policy to National Prearranged Services and/or National Prearranged Services Agency, Inc. National Prearranged Services and/or National Prearranged Services Agency, Inc. then remit premiums to and receive policy benefits from us. In the State of Missouri, a trust owns the policies, pays the premiums and receives the benefits. An independent investment advisor to the trust directs the monies in the trust as to the purchase of insurance policies. The policy benefits ordinarily paid include death benefits, surrender benefits and policy loans. We are not subject to significant credit risk on the policy loans, since we make no policy loans that exceed the reserves held on the policy securing the loan and we have the right to deduct the loan amount from the death benefit payment or from the cash surrender value. During 1999, substantially all premiums, death benefits and surrender benefits were received from or paid to National Prearranged Services, National Prearranged Services Agency, Inc. or the trust. At December 31, 1999, we had policyholder loans of $21,045,984 on policies of which National Prearranged Services or the trust is the beneficiary.

         Our insurance subsidiaries have a contract with National Prearranged Services and National Prearranged Services Agency, Inc. that obligates us to pay first-year and renewal commissions on policies written by National Prearranged Services and National Prearranged Services Agency, Inc. Commissions totaled $16,916,633 in the year ended December 31, 1999, substantially all of which were paid to National Prearranged Services and National Prearranged Services Agency, Inc.

         Effective January 1, 1997, we entered into a cost sharing agreement with National Prearranged Services which requires National Prearranged Services to reimburse us on a monthly basis for a portion of certain general and administrative costs paid for by us for the benefit of National Prearranged Services. Costs reimbursed under the agreement were $2,684,761 for the year ended December 31, 1999.

         Amounts receivable from National Prearranged Services at December 31, 1999 were $2,233,043. Amounts payable to National Prearranged Services at December 31, 1999 were $57,448.

         We entered into an Exclusivity Agreement, dated April 1, 1998, with National Prearranged Services and National Prearranged Services Agency, Inc., pursuant to which National Prearranged Services and National Prearranged Services Agency, Inc. agreed to purchase insurance policies to fund their prearranged funeral business exclusively from our insurance subsidiaries. We agreed to pay, on a monthly basis, an amount equal to 2% of the face amount of such insurance issued during the prior month. The agreement expires in April 2003.

         We also participate in a retirement savings plan with National Prearranged Services and other related parties.

         The firm of Wittner, Poger, Spewak, Maylack & Spooner, P.C., of which Mr. Howard A. Wittner is a member, provided legal services to us and our subsidiaries during 1999. Such firm is continuing to provide legal services to us and our subsidiaries during 2000.

         Effective February 1, 1998, we purchased all of the assets of C. Mitchell Co., Inc. for $145,000. In connection with the sale of the assets of
C. Mitchell Co., Clifton Mitchell, the president and the then chief executive officer of the company, entered into a non-compete agreement with the company for the sum of $60,000 payable in 15 equal installments beginning April 1, 1998. Pursuant to this agreement, we paid Mr. Mitchell $20,000 and $40,000 during 1999 and 1998, respectively. C. Mitchell Co. was engaged in the business of providing actuarial consulting services to the insurance industry. Mr. Mitchell, the sole shareholder of C. Mitchell Co., was elected to our board of directors and as executive vice president-actuarial in March 1998, and as our president and chief executive officer in April 1999. Mr. Mitchell served in such positions until March 2000.

                        BOARD OF DIRECTORS AND COMMITTEES

         During 1999, our board of directors met seven times, including regularly scheduled and special meetings. During such year all of the directors attended at least 75% of all meetings held by the board of directors and all committees upon which they served.

         Since November 1998, our board of directors has had a standing audit committee and compensation committee.

         Audit Committee. Paul J. Gallant, Howard A. Wittner and John J. Gorman are members of the audit committee. The audit committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The audit committee met two times during 1999.

         Compensation Committee. The members of the compensation committee are Paul J. Gallant and John J. Gorman. The compensation committee reviews and recommends the salaries and other compensation of all of our directors and executive officers. The compensation committee did not meet during 1999.


                            COMPENSATION OF DIRECTORS

         Directors who are our employees do not receive any remuneration in their capacity as directors. Non-employee directors receive $500 per meeting attended and are reimbursed for related travel expenses in attending meetings.

                             REPORT TO SHAREHOLDERS
                        REGARDING EXECUTIVE COMPENSATION

         Our board of directors has issued the following report for the year ended December 31, 1999.

Compensation Philosophy

         For the year ended December 31, 1999, our board of directors approved the policies for and structure and amount of compensation of our senior officers, including the chief executive officer and chief financial officer. The committee's goal is to establish compensation programs that will attract and retain highly qualified executives and provide an incentive to such executives to focus their efforts on our long-term strategic goals by aligning their financial interests closely with your long-term interests.

         A significant component of the executive officer compensation program is cash remuneration in the form of base salaries and annual discretionary bonuses. Bonuses are determined based upon the performance of the company and the individual executive during the fiscal year. In evaluating performance, financial, non-financial and long-term strategic objectives are considered. Base salaries generally represent a large portion of the executive officers' total cash compensation and the board believes such salaries are average relative to comparably sized insurance holding companies. Bonuses make up a smaller portion of the executive officers' total cash compensation. The board believes that basing a portion of an executive officer's compensation on performance motivates the executive to perform at the highest possible level.

         As another component of the our executive officer compensation program, the board may, based upon the consideration of the above factors, award executive officers options to acquire shares of our common stock. The board believes that stock options provide a highly efficient form of compensation from both a cost and an accounting perspective, and that such awards provide an incentive to achieve our longer-term strategic goals by aligning the long-term financial interests of the executive officers with our shareholders. The board also believes that significant levels of stock ownership and ownership potential will assist us in retaining the services of the executive officers.

Determination of 1999 Executive Officer Compensation

         The board met two times to determine annual bonuses and long-term incentive compensation for the executive officers for 1999. In preparation for these meetings, the board reviewed overall profitability, growth and financial performance of the company, our subsidiaries and our various business lines. In determining each executive officer's bonus, the board considered factors it had identified to measure profitability and growth.

         The board compared our financial performance during 1998 against the objectives set by management and the board at the beginning of the year. Based on this information, the board determined a compensation range that it believed fairly reflected our overall and relative financial performance and was reasonably competitive with other comparable companies in the burial insurance industry. The board then reviewed the specific non-financial objectives established for each executive officer by the board at the beginning of the year and evaluated each executive officer's performance with respect to such objectives.

         Mr. Clifton Mitchell became our chief financial officer in March 1998 and our president and chief executive officer in April 1999 upon Mr. Nicholas M. Powling's resignation. For 1999, Mr. Mitchell received a salary of $200,000, and was awarded a bonus of $100,000, which is payable in 2000. Mr. Mitchell served as our president, chief executive officer and chief financial officer and a member of our board of directors until March 2000. Mr. Mitchell continues to serve as president and chief financial officer of our insurance company subsidiaries, Memorial Service Life Insurance Company and Lincoln Memorial Life Insurance Company.

         Mr. Powling became our chief executive officer and president in April 1996. In 1998, Mr. Powling received a salary of $200,000, and a bonus of $3,903 and options to purchase 23,750 shares of stock pursuant to our 1998 Long-Term Incentive Plan. Effective April 9, 1999, Mr. Powling resigned from his positions as chief executive officer and president and from his directorship. Upon his resignation, Mr. Powling's stock options lapsed.

         In March 2000, Mr. Brent D. Cassity was elected our chief executive officer and Mr. J. Tyler Cassity was elected co-chief executive officer (technology, research and development). For calendar year 2000, each of Messrs. Brent D. and J. Tyler Cassity will receive a salary of $100,000 per annum and be eligible to receive discretionary bonuses and incentive stock option grants based upon individual and company performance.

Conclusion

         Through the  program  described  above,  a  significant  portion of our executives' compensation is linked directly to individual and corporate performance, earnings per share and stock price appreciation. The board intends to continue the policy of linking executive compensation to individual and corporate performance and returns to shareholders, recognizing that the business cycle from time to time may result in an imbalance for a particular period.

                                           THE MEMBERS OF THE BOARD OF DIRECTORS

April 18, 2000                             Brent D. Cassity
                                           Paul J. Gallant
                                           John J. Gorman
                                           Randall K. Sutton
                                           Howard A. Wittner

                       COMPENSATION OF EXECUTIVE OFFICERS

         The table below shows the compensation paid to Clifton Mitchell, our president and chief executive officer as of December 31, 1999, and Nicholas M. Powling, who served as our president and chief executive officer from April 1996 to April 1999. Mr. Mitchell was appointed our president and chief executive officer in April 1999 and served in such capacity until March 2000. Mr. Mitchell joined our company as executive vice president-actuarial in March 1998. Mr. Mitchell and Mr. Powling were our only officers whose aggregate annual salary and bonus exceeded $100,000 during 1999.

                                                     Summary Compensation Table

                                                                                            Long-Term Compensation

                                                 Annual Compensation                              Securities
                                                                         Other       Restricted   Underlying
                                                                         Annual        Stock      Options/      All Other
                                     Fiscal     Salary       Bonus    Compensation     Awards        SARs      Compensation
Name and Principal Position           Year        ($)          ($)       ($)(1)          ($)         (#)           ($)
---------------------------           ----     --------      ------   -------------   --------    ---------    ------------

Clifton Mitchell                      1999     $200,000     $100,000(2)       --          --           --       $  1,650 (3)
   Former President and               1998      183,333       62,500(4)               23,750/0         --
   Chief Executive Officer            1997           --           --          --          --           --             --

Nicholas M. Powling                   1999       58,333           --          --          --           --        107,283 (5)
   Former President and               1998      200,000        3,903          --          --       23,750/0           --
   Chief Executive Officer            1997      100,000        1,951          --          --           --             --

-----------------

(1)      The above individuals received certain perquisites in 1999, 1998 and 1997, the amount of which did not exceed the lesser of
         $50,000 or 10% of any such officer's salary and bonus.

(2)      The bonus amount reported in 1999 was paid in 2000.

(3)      Consists of matching contributions to our Section 401(k) plan.

(4)      The bonus amount reported in 1998 was paid in 1999.

(5)      Includes  the following:  $788 in matching contributions to our Section 401(k) plan; and $106,495 in payments made to or on behalf of Mr. Powling pursuant to an agreement entered into by us and Mr. Powling upon Mr. Powling's termination of employment.

Employment Contracts and Severance Arrangements

         On April 8, 1999, we and Nicholas M. Powling, our former president, entered into an agreement whereby we agreed to make certain payments to Mr. Powling in exchange for the release by Mr. Powling of any claims that he may have had against us, if any. Pursuant to such agreement, we made a $100,000 payment to Mr. Powling on April 8, 1999 and also made certain incidental payments to or on behalf of Mr. Powling through October 1999, which payments totaled approximately $6,500.

Aggregated Option/SAR Exercises in Last Year and Year-End Option/SAR Values

         The table below contains information concerning the aggregate dollar value realized upon exercise of options during 1999, the number of securities underlying options outstanding at year-end 1999 and the value of options outstanding at year-end 1999 having an exercise price lower than the market price of our common stock held by the officers named in the Summary Compensation Table.

                              Shares                                                        Value of Unexercised
                            Acquired On      Value           Options/SARs at              In-the-Money Options/SARs
                             Exercise      Realized            Year-End (#)                  at Year-End ($) (1)
                                                      ------------------------------     ---------------------------
Name                            (#)           ($)     Exercisable      Unexercisable     Exercisable   Unexercisable
----                       -------------   --------   -----------      -------------     -----------   -------------

Clifton Mitchell                 --           --         5,938              17,812          $8,165         $24,492
Nicholas M. Powling              --           --            --                  --              --              --


(1) Based on our common stock closing price of $5.125 on the Pacific Exchange on December 31, 1999.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Management

         The following table sets forth certain information regarding the beneficial ownership, as of April 14, 2000, of our outstanding common stock by:
(a) each person known by us to be a beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the executive officers named in the Summary Compensation Table; and (d) all directors and executive officers of the company as a group.

         Name and Address                       Number of Shares         Percent
        of Beneficial Owner                  Beneficially Owned (1)       Owned

Howard A. Wittner (2)
  7700 Bonhomme, Suite 400
  Clayton, Missouri 63105.................         6,501,000               93.8%

Clifton Mitchell..........................             5,937 (3)            (4)


Brent D. Cassity (2) (5)
  10 S. Brentwood, Suite 340
  Clayton, Missouri 63105.................             5,937 (3)            (4)

J. Tyler Cassity (5) .....................                --                (4)

Randall K. Sutton.........................            13,000 (6)            (4)

Paul J. Gallant...........................               200                (4)

Paul J. Gorman............................            60,300                (4)

All executive officers and directors
  (7 persons).............................         6,586,374               95.0%
----------------------

(1) Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 6,933,259 shares of common stock that were issued and outstanding as of April 14, 2000, plus, with respect to each individual and all directors and executive officers as a group, the number of shares subject to options that are exercisable currently or within 60 days of April 14, 2000.

(2) Of such shares, 6,500,00 are held of record by National Heritage Enterprises, Inc., which is wholly owned by the RBT Trust II, dated September 28, 1990, of which Mr. Wittner is the trustee and has sole voting and investment power. Brent D. Cassity currently serves as president of National Heritage. The remaining 1,000 shares reported are held by the H&A Partnership, of which Mr. Wittner is a partner. Mr. Wittner disclaims beneficial ownership of the 500 shares ascribed to his partner.

(3) Represents shares subject to option exercisable currently or within 60 days after April 14, 2000.

(4)    Less than one percent.

(5) Mr. Cassity is a one-third beneficiary of the RBT Trust II. Mr. Cassity does not have voting or investment power with respect to such shares.

(6) Includes 5,000 shares subject to options currently or within 60 days after April 14, 2000.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on our common stock during the period commencing November 2, 1998 and ending on December 31, 1999 with the cumulative total return of the New York Stock Exchange Composite Index, the Nasdaq Composite Index, the Nasdaq Insurance Index and the Dow Jones Life Insurance Index (U.S.) during such period, assuming a $100 investment on November 2, 1998. It should be noted that we have not paid any dividends on our common stock, and no dividends are included in the representation of our performance. We have included the New York Stock Exchange Composite Index and the Dow Jones Life Insurance Index (U.S.) because we believe these indexes are composed of companies that are more comparable to us.

--------------------------------------------------------------------------------
                                         11/2/1998       12/31/98       12/31/99
--------------------------------------------------------------------------------
Forever Enterprises, Inc.                 $ 100.00        $ 66.67        $ 68.33
--------------------------------------------------------------------------------
NYSE Composite Index                        100.00         108.09         117.97
--------------------------------------------------------------------------------
Nasdaq Composite Index                      100.00         121.76         225.96
--------------------------------------------------------------------------------
Nasdaq Insurance Index                      100.00         110.48         116.59
--------------------------------------------------------------------------------
Dow Jones Life Insurance Index (U.S.)       100.00         112.80          97.19
--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten percent of our outstanding stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely on our review of such reports furnished us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to such persons were complied with during the year ended December 31, 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP served as our independent public accountants for the year ended December 31, 1999 and has been selected by our board of directors to continue in such capacity during 2000. Representatives of Deloitte & Touche are expected to be present at the annual meeting to address your questions, and they will have the opportunity to make statements if they so desire.

         On December 21, 1998, with the approval of the audit committee of our board of directors, we approved the appointment of Deloitte & Touche as our independent accountants to audit our consolidated financial statements as of December 31, 1998, and for the year then ended. On December 21, 1998, we dismissed the firm of Killman, Murrell & Company, P.C., our then independent accountants. We effected the change in auditor because we determined that we would benefit from the expertise and resources of a larger auditing firm.

         The report of Killman, Murrell & Company on our financial statements as of December 31, 1997 and 1996 and for the years then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Such financial statements were the first financial statements prepared by us in accordance with generally accepted accounting principles and Regulation S-X, and were necessitated by our initial public offering. Prior thereto, our principal operating subsidiaries prepared financial statements under statutory accounting principles required for filings with state insurance administrators.

         During the course of preparing our consolidated financial statements in accordance with generally accepted accounting principles and clearing Securities and Exchange Commission Staff accounting comments on the registration statement filed by us in connection with our initial public offering, there were numerous discussions between our management personnel and representatives of the Killman firm regarding various issues, some of which were unique to our particular facts and circumstances. Certain of these discussions led to material adjustments our internally prepared statements. However, we do not believe that such discussions included disagreements with Killman, Murrell & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Killman firm would have caused the firm to make reference to the subject matter of such disagreement in its reports during the year covered by such audited financial statements or from the period January 1, 1998 to the date of their dismissal.

         We have authorized Killman, Murrell & Company to fully respond to any inquires of Deloitte & Touche concerning its audit. During the two-year period ended December 31, 1997 and through the date of the appointment, Deloitte & Touche did not provide any consultations to us regarding the application of accounting principles to specific transactions the type opinion that they may have rendered on the financial statements.

                            PROPOSALS OF SHAREHOLDERS

         Under applicable regulations of the Securities and Exchange Commission, all proposals you may want to be considered for inclusion in the proxy statement for our 2001 annual meeting of shareholders must have been received at our executive offices, c/o corporate secretary, 10 S. Brentwood, Suite 340, Clayton, Missouri 63105, by no later than December 19, 2000. Our by-laws provide that shareholder proposals, including nominations of directors, that do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by our corporate secretary not less than 60 days and not more than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 10th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the company. Under our by-laws, the date by which written notice of a proposal must have been received by us to be considered at the 2000 annual meeting was March 21, 2000.

         Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on our corporate books, and of such beneficial owner, and (ii) the class and number of shares of our stock that are owned beneficially and of record by such shareholder and such beneficial owner.

                              DISCRETIONARY VOTING

         At our 2000 annual meeting, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which we were provided with notice after December 30, 1999 and before March 30, 2000. In addition, we will include in the proxy statement advice on the nature of the matter and how the individuals named in the proxy relating to such meeting intend to exercise their discretion to vote on each mater. Notwithstanding the above, the individuals named in the proxy relating to such meeting will not exercise discretionary authority over a matter if: (i) we received notice of such matter by March 30, 2000; (ii) by March 30, 2000, the proponent of such matter provided us with a written statement that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under Texas law to carry the proposal; (iii) the proponent included the same statement in its proxy materials filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended; and (iv) immediately after soliciting the percentage of shareholders required to carry the proposal, the proponent provided us with a statement from any solicitor or other person with knowledge that the necessary steps had been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under Texas law to carry the proposal.

                                  ANNUAL REPORT

         Our Annual Report on Form 10-K for the year ended December 31, 1999 has been mailed simultaneously to our shareholders.

                                  OTHER MATTERS

         As of the date of this proxy statement, our board of directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the annual meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby in accordance with their judgment as to the best interest of our company on such matters.

                                             By Order of the Board of Directors,

                                             Howard A. Wittner
                                             Secretary

April 18, 2000

                            FOREVER ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 2000


         The undersigned hereby appoints Brent D. Cassity and Howard A. Wittner, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of common stock, $0.01 par value, of Forever Enterprises, Inc. (the "Company") that the undersigned signatory hereof is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company to be held at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105, on Thursday, May 18, 2000, at 10:00 a.m., and all adjournments or postponements thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1.       ELECTION OF DIRECTORS

         [   ] FOR the nominees listed below     [   ]  WITHHOLD AUTHORITY


         CLASS II (three-year term)

         Randall K. Sutton                       John J. Gorman

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends voting "For" the election of Randall K. Sutton and John J. Gorman as directors set forth in Proposal No. 1 above.



DATED: ______________, 2000

                               _________________________________________________
                               Signature

                               _________________________________________________
                               Signature, if held jointly

                               Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     [Forever Enterprises, Inc. Letterhead]




April 18, 2000

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Forever Enterprises, Inc. (Commission File No. 001-14067) - Definitive Proxy
    Materials for Annual Meeting of Shareholders

Dear Sir or Madam:

         On behalf of Forever Enterprises, Inc., a Texas corporation (the "Company"), and pursuant to the requirements of Rule 14a-6(b), we are pleased to electronically transmit the Company's definitive proxy soliciting materials, including the Notice of Annual Meeting of Shareholders, the Proxy Statement and the form of Proxy, to be used in connection with the 2000 Annual Meeting of Shareholders of the Company to be held on May 18, 2000. No filing fees are required with these proxy materials.

        Copies of the definitive proxy materials are first being mailed or delivered to the Company's shareholders on April 18, 2000.

        Should  you  have  any  questions  or  comments,   please   contact  the
undersigned at 314-719-2294.

                                                       Very truly yours,

                                                       FOREVER ENTERPRISES, INC.


                                                       By

                                                                Brent D. Cassity

DFM/dhr
Enclosures

cc:      David R. Morris, Esq.